Deutsche Bank Leveraged Finance Conference Kevin Nowlan, Senior Vice President & CFO October 2, 2013 Scottsdale

2 Forward-Looking Statements This release contains statements relating to future results of the company (including certain projections and business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “estimate,” “should,” “are likely to be,” “will” and similar expressions. SEC filings may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to reduced production for certain military programs and our ability to secure new military programs as our primary military programs wind down by design in future years; reliance on major original equipment manufacturer (“OEM”) customers and possible negative outcomes from contract negotiations with our major customers, including failure to negotiate acceptable terms in contract renewal negotiations and our ability to obtain new customers; the outcome of actual and potential product liability, warranty and recall claims; our ability to successfully manage rapidly changing volumes in the commercial truck markets and work with our customers to adjust their demands in view of rapid changes in production levels; global economic and market cycles and conditions; availability and sharply rising costs of raw materials, including steel, and our ability to manage or recover such costs; our ability to manage possible adverse effects on our European operations, or financing arrangements related thereto, in the event one or more countries exit the European monetary union; risks inherent in operating abroad (including foreign currency exchange rates, implications of foreign regulations relating to pensions and potential disruption of production and supply due to terrorist attacks or acts of aggression); rising costs of pension and other postretirement benefits; the ability to achieve the expected benefits of restructuring actions; the demand for commercial and specialty vehicles for which we supply products; whether our liquidity will be affected by declining vehicle productions in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; labor relations of our company, our suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of our suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of our debt; our ability to continue to comply with covenants in our financing agreements; our ability to access capital markets; credit ratings of our debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; and possible changes in accounting rules; as well as other substantial costs, risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters generally end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

Company Highlights • Ike Evans named Chairman, CEO and President • William J. Lyons elected to the Board of Directors • Thomas L. Pajonas elected to the Board of Directors Launched M2016, Meritor’s three-year plan for driving operational excellence, focusing on customer value, reducing product costs and investing in a high performing team • Strong liquidity position • Extended debt maturity profile through the execution of several capital markets transactions Completed sale of minority ownership interest in Suspensys joint venture in July • $195 million in total pre-tax consideration • Represents a multiple of 14 times fiscal year 2012 affiliate earnings • Completed consolidation of China on-highway business into joint venture • Consolidated N.A. remanufacturing operations into Plainfield, Indiana 3 Solid operational execution and financial performance despite significant revenue headwinds

4 Business Segments • New and remanufactured axles, brakes, suspensions, transmissions and components for all-makes aftermarket customers • Wide variety of undercarriage products and systems for trailer applications • Drivetrain systems and components including axles, drivelines, braking and suspension systems • Medium- and heavy-duty truck markets in North America, South America, Europe and Asia Pacific • On- and off-highway, defense, construction, bus and coach, fire and emergency Aftermarket & Trailer Commercial Truck & Industrial

5 Update on Commercial Industry South America • Social unrest driving consumer and industry confidence down • GDP growth rate below expectations China • Production remains depressed, especially in addressable markets for cranes and loaders • Mining segment continues to struggle Western Europe • Not seeing typical incentives in advance of Euro VI emissions change, further supporting pre-buy • Order activity in line with expectations India • Economic growth continues to be sluggish • Political headwinds not expected to improve until 2014 elections North America • Backlog-to-build ratio remains healthy • Cancellation rate continues downward trend • Net orders consistent with production assumptions for FY13 • Market continues to be solid despite expected FYQ4 pullback due to lowered OEM build plans

6 Update on Aftermarket & Trailer • North America market stable • Trailer order boards remain steady and support internal build forecast assumptions • Backlog volumes remain at normal levels • Uptick in 3rd quarter due to U.S. brake season • Europe revenue in 2013 down slightly from prior year following overall economic trends • North America channels starting to rebuild inventory levels, resulting in strong order activity MTIS Air Disc Brake

# North America Defense Programs

## FMTV vs. HMMWV/JLTV


Revenue
FY 2012
Potential Peak Year
(est. FY20)[1]
FMTV
HMMWV and JLTV



PROTEC FMTV

### High Mobility Multipurpose Wheeled Vehicle (HMMWV) Recapitalization Program

- Currently working with Nevada Automotive Test Center (NATC) on Marine Corps Upgrade program competition



- Contract award in late 2014 with two vehicle runoff
- Final production award in Q1 FY15

PROTEC HMMWV

### Joint Light Tactical Vehicle (JLTV)

- Working on next development phase – Engineering, Manufacturing and Development (EMD)
  - Three contracts awarded in August 2012
  - Two of three selected contractors use Meritor content
  - EMD phase from August 2012 through November 2014
  - Final selection expected in late 2015

PROTEC JLTV



1) Assumes business win of HMMWV Recap program and JLTV program being awarded to Lockheed Martin

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8 Sustainable Strength Title

9 TTM Revenue(3)(4) Path to 10 percent Adjusted EBITDA margin(1)(2) (in millions) Projected FY16 Revenue 1) Based on management’s current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide “Forward Looking Statements.” 2) Expected achievement of at least 10 percent Adjusted EBITDA margin for the full FY16 based on expected revenue of $4.5 billion. 3) Trailing twelve months as of June 30th, 2013 4) See Appendix – “Non-GAAP Financial Information.” Approx. $3.8B $4.5B 7.1% 10%

• Incremental booked revenue of $500 million at run rate  Incremental business expected to be secured through the end of FY16  Roughly half of this incremental business is expected to materialize into revenue by the end of FY16 10 Incremental Revenue and Reduction in Net Debt(1)(2) 1) Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16 2) Meritor forecast based on management’s current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide “Forward Looking Statements.” $1.9B < $1.5B FY12 Ending Balance FY16 Ending Balance • Net debt including retirement liabilities to decrease by $400 million Estimated Required Pension Contributions & OPEB Benefit Payments Suspensys Proceeds FCF for Debt Repurchases $4.5B $500M at Run Rate FY16 $250M

Debt Maturity Profile as of June 30 (in millions) 1) U.S. securitization facility size is $100M. Accounts Receivable availability as of June 30, 2013 and Sept. 30, 2012 was $65M and $66M, respectively. 2) Cash balances and unutilized, readily-available commitments under revolving credit and U.S. accounts receivable securitization facilities (without regard to financial covenants restricting availability only on the final day of the quarter). 3) Revenues for period ending June 30, 2013 based on trailing twelve months which is equal to the aggregate revenue for the prior four quarters. 11 Excludes Suspensys proceeds

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14 Appendix

15 Use of Non-GAAP Financial Information In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”) included throughout this presentation, the company has provided information regarding Adjusted income or loss from continuing operations, Adjusted diluted earnings per share from continuing operations, Adjusted EDITDA, Adjusted EBITDA margin, free cash flow and free cash flow from continuing operations before restructuring payments which are non-GAAP financial measures. Adjusted income (loss) from continuing operations and Adjusted diluted earnings (loss) per share from continuing operations are defined as reported income or loss from continuing operations and reported diluted earnings or loss per share from continuing operations before restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by consolidated sales. Free cash flow is defined as cash flows provided by (used for) operating activities less capital expenditures. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the company's financial position and results of operations. In particular, management believes that Adjusted EBITDA is a meaningful measure of performance as it is commonly utilized by management and the investment community to analyze operating performance in our industry. Further, management uses Adjusted EBITDA for planning and forecasting in future periods. Management believes that free cash flow is useful in analyzing our ability to service and repay debt. Adjusted income (loss) from continuing operations, Adjusted diluted earnings (loss) per share from continuing operations and Adjusted EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. Free cash flow should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity. In addition, these non-GAAP cash flow measures do not reflect cash used to service debt or cash received from the divestitures of businesses or sales of other assets and thus do not reflect funds available for investment or other discretionary uses. These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following pages are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.

16 Non-GAAP Financial Information (in millions) Memo: Adjusted EBITDA margin equals Adjusted EBITDA divided by consolidated sales September 30, December 31, March 31, June 30, 2012 2013 2013 2013 TTM Revenue 986$ 891$ 908$ 993$ 3,778$ Adjusted EBITDA 79 46 58 87 270 Interest Expense, Net (23) (29) (25) (45) (122) Provision for Income Taxes (7) (10) (7) (1) (25) Depreciation and Amortization (15) (16) (17) (16) (64) Non-controlling Interests (1) - - - (1) Loss on Sale of Receivables (2) (1) (2) (2) (7) Restructuring Costs (9) (6) (11) (12) (38) Specific Warranty Contingency - - - (12) (12) Pension Settlement Loss - - - (36) (36) Asbestos-related Liability Remeasurement (18) - - - (18) Income (Loss) From Continuing Operations Attributable to Meritor, Inc 4 (16) (4) (37) (53) Income (Loss) From Discontinued Operations Attributable to Meritor, Inc 1 (5) - (1) (5) Net Income (Loss) Attributable to Meritor, Inc 5 (21) (4) (38) (58) Adjusted EBITDA Margin 8.0% 5.2% 6.4% 8.8% 7.1% Trailing Twelve Months Ending June 30, 2013

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